                                Amendment No. 4

                      To the A318/A319 Purchase Agreement
                           Dated as of March 10, 2000

                                    between

                                 AVSA, S.A.R.L.

                                      and

                            FRONTIER AIRLINES, INC.

This Amendment No. 4  (hereinafter  referred to as the  "Amendment")  is entered
into  as  of  November  30,  2001,   between   AVSA,   S.A.R.L.,   a  societe  a
responsabilite  limitee organized and existing under the laws of the Republic of
France,   having  its  registered  office  located  at  2,  Rond-Point   Maurice
Bellonte,  31700 Blagnac, France (hereinafter referred to as the "Seller"),  and
Frontier  Airlines,  Inc., a corporation  organized and existing  under the laws of the  State of  Colorado,  United  States of  America,  having  its  principal
corporate   offices  located  at  7001  Tower  Road,   Denver,   CO  80249,  USA
(hereinafter referred to as the "Buyer").

                                   WITNESSETH

WHEREAS,   the  Buyer  and  the  Seller  entered  into  an  A318/A319   Purchase
Agreement,  dated as of March 10,  2000,  relating to the sale by the Seller and the  purchase by the Buyer of certain  Airbus  Industrie  A318-100  and A319-100 model aircraft (the "Aircraft")  which,  together with all Exhibits,  Appendixes and Letter  Agreements  attached thereto and as amended by Amendment No. 1 dated as of July  17,  2000,  Amendment  No.  2  dated  as of  November  6,  2000  and
Amendment  No.  3  dated  as  of  June  18,  2001,  is  hereinafter  called  the
"Agreement".

WHEREAS, the Buyer wishes to exercise one option,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.       DEFINITIONS

         Capitalized  terms used herein and not  otherwise  defined  herein will have  the  meanings  assigned  to  them  in the  Agreement.  The  terms
         "herein",  "hereof" and  "hereunder"  and words of similar import refer to this Amendment.

2.       CLAUSE 9:  DELIVERY SHEDULE

2.1      The Buyer hereby  exercises  its option under  Paragraph  1.1 of Letter
         Agreement  No.2 to the  Agreement to firmly order A319 Option  Aircraft
         No.  1  (the  "Firmly   Ordered  Option   Aircraft").   Therefore,   in
         accordance  with  Paragraph  2.1  of  Letter  Agreement  No.  2 to  the
         Agreement,  the Seller  offers the Buyer a  delivery  position  for one
         A319 Additional Option Aircraft in the 3rd Quarter of year 2005.

2.2      As a  consequence  of Paragraph  2.1 above,  the delivery  schedule set forth  in  Clause  9.1.1  of  the  Agreement  is  hereby  canceled  and replaced by the following quoted provisions:

         QUOTE

    Firm Aircraft A/C ID        Aircraft Type                        Delivery
    No.

        *

    Option          A/C ID        Aircraft Type                       Delivery
    Aircraft No.

         *

         UNQUOTE

3.       PREDELIVERY PAYMENTS

         The  schedule  of  Predelivery  Payments  for the  Aircraft  is  hereby amended  to reflect  the  changes  detailed  above in  Paragraph  2. On signature  of this  Amendment,  the  Buyer  will  make all  Predelivery
         Payments then due to the Seller.

4.       CLAUSE 5.3:  DEPOSIT

         On signature of this  Amendment,  the Buyer will pay the Seller the sum of US$* , which  represents  the  nonrefundable  deposit  (the  "Option fee") for the A319  Additional  Option  Aircraft.  The  Option Fee paid will  be  credited  without  interest  against  the  first  Predelivery
         Payment for such A319 Additional Option Aircraft.

5.       EFFECT OF THE AMENDMENT

         The Agreement  will be deemed  amended to the extent  herein  provided, and,  except as  specifically  amended  hereby,  will  continue in full
         force  and  effect  in  accordance  with  its  original   terms.   This
         Amendment  supersedes  any  previous  understandings,  commitments,  or representations  whatsoever,  whether  oral or written,  related to the subject matter of this Amendment.

         Both parties  agree that this  Amendment  will  constitute an integral, nonseverable  part of the Agreement and be governed by its  provisions,
         except  that  if  the  Agreement  and  this   Amendment  have  specific
         provisions that are  inconsistent,  the specific  provisions  contained in this Amendment will govern.

6.       CONFIDENTIALITY

         This Amendment is subject to the  confidentiality  provisions set forth in Clause 22.5 of the Agreement.

         IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment to be  executed  by their  respective  officers  or  agents  on the  dates written below.

                                                          AVSA, S.A.R.L.

                                                          By:_________________

                                                          Its:_________________

                                                          Date: November 30, 2001

                                                          FRONTIER AIRLINES, INC.

                                                          By:__________________

                                                          Its:__________________

                                                          Date: November 30, 2001